UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2019

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Clay Street, Suite 3300 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 328-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	TALO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Harding Resignation

On June 14, 2019, Michael L. Harding II informed the board of directors (the “Board”) of Talos Energy Inc. (the “Company”) of his intent to resign from his position as the interim Chief Accounting Officer (Principal Accounting Officer) of the Company. Mr. Harding will continue to serve as the Company’s interim Chief Accounting Officer until August 23, 2019 (the “Separation Date”). Mr. Harding joined Talos Energy LLC in February 2012 and has served as the Company’s interim Chief Accounting Officer since September 10, 2018.

Pursuant to the terms of the Talos Energy Operating Company LLC Executive Severance Plan (the “Plan”), following Mr. Harding’s resignation on the Separation Date and subject to Mr. Harding’s timely execution (and non-revocation) of a release of claims in favor of the Company and its affiliates, Mr. Harding will be eligible to receive: (i) a lump sum cash payment equal to 1.5 times Mr. Harding’s current annualized base salary, or $570,000; (ii) a pro-rated bonus for the year of termination based on our actual performance, paid at the time such bonuses are paid to other executives of the Company; and (iii) partially subsidized continuation coverage for Mr. Harding, his spouse and eligible dependents under the Company’s group health plans pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, for 18 months, unless such coverage is earlier terminated in accordance with the terms of the Plan.

Pursuant to the terms of Mr. Harding’s time-based restricted stock unit (“RSU”) award agreements, upon Mr. Harding’s resignation on the Separation Date, a total of 6,172 RSUs will immediately become vested, which number of RSUs is equal to the portion of Mr. Harding’s unvested RSUs that are scheduled to vest within the 12-month period following the Separation Date. In addition, pursuant to the terms of Mr. Harding’s performance share unit (“PSU”) award agreements, Mr. Harding will be deemed to have met the applicable service requirement with respect to 7,093 PSUs, representing a pro-rata portion of each grant of outstanding PSUs held by Mr. Harding on the Separation Date, and such PSUs will remain outstanding and eligible to vest subject to satisfaction of the applicable performance metrics through the end of the applicable performance period.

Talos Energy Operating Company LLC, a subsidiary of the Company, and Mr. Harding entered into a Transition, Separation and Release Agreement (the “Transition Agreement”) to memorialize the terms of Mr. Harding’s transition and the payments and benefits described above. The Transition Agreement also includes a general release of claims in favor of the Company and its affiliates, which satisfies the release requirement described above, and a Confirming Release Agreement that Mr. Harding will execute following the Separation Date in order to reaffirm the general release included in the Transition Agreement. The foregoing description of the Transition Agreement is a summary, does not purport to be complete and is qualified in its entirety by reference to the complete text of the Transition Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Harding also holds Series B Units (the “Series B Units”) in each of AP Talos Energy LLC, AP Talos Energy Debtco LLC, Riverstone Talos Energy Equityco LLC and Riverstone Talos Energy Debtco LLC (collectively, the “Series B Unit Issuers”), which Series B Units are intended to constitute “profits interests” for federal tax purposes. In connection with Mr. Harding’s resignation, the managers of each of the Series B Unit Issuers (the “Managers”) determined it was appropriate to waive each of the applicable Series B Unit Issuer’s rights to repurchase Mr. Harding’s vested Series B Units in connection with his resignation. In addition, the Managers waived the forfeiture of the unvested Series B Units held by Mr. Harding, which Series B Units will remain outstanding and eligible to vest in accordance with the vesting terms applicable to such Series B Units. Neither the Board nor the board of Talos Energy LLC were involved in approving the foregoing treatment with respect to the Series B Units.

Young Appointment

Effective as of the Separation Date, Shannon E. Young III, the Company’s Executive Vice President and Chief Financial Officer (Principal Financial Officer), will begin serving as the Company’s Chief Accounting Officer on an interim basis until Mr. Harding’s permanent replacement is appointed. The Company is actively engaged in identifying and hiring a permanent Chief Accounting Officer.

Mr. Young, 48, also serves as the Company’s Executive Vice President and Chief Financial Officer (Principal Financial Officer). Prior to joining the Company on May 16, 2019, Mr. Young served as Vice President and Chief Financial Officer of Sheridan Production Company, LLC since 2016, where he oversaw Sheridan’s finance organization. Before joining Sheridan, Mr. Young served as Executive Vice President and Chief Financial Officer of Cobalt International Energy, Inc. from September 2015 to July 2016. Prior to joining Cobalt, Mr. Young served as Senior Vice President and Chief Financial Officer of Talos Energy LLC from December 2014 to September 2015. Prior to joining Talos Energy LLC, Mr. Young served as a Managing Director at Goldman, Sachs & Co. from July 2010 to December 2014, and was previously an investment banker at Morgan Stanley from August 1998 to July 2010. Mr. Young earned a BBA in Finance from the University of Texas at Austin and an MBA, with distinction, from the Tuck School of Business at Dartmouth College. Mr. Young has significant expertise on a broad range of public and private capital raising and M&A execution and brings a wealth of experience as a senior finance executive.

The Company is not entering into any new, or materially amending any existing, compensatory plan or arrangement with Mr. Young in connection with his appointment as the interim Chief Accounting Officer of the Company. There are no related party transactions between the Company and Mr. Young reportable under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Young and any other persons pursuant to which he was appointed as an officer of the Company, and Mr. Young does not have any familial relationships with any director or executive officer of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Transition, Separation and Release Agreement between Michael L. Harding II and Talos Energy Operating Company LLC, dated as of June 18, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2019

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary

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